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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                      International Imaging Materials, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  July 15, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



          Delaware                    0-21726                 13-3179629
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   (State or other juris-           (Commission            (I.R.S. employer
   diction of incorporation)         file number)          identification no.)



       310 Commerce Drive, Amherst, New York             14228
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      (Address of principal executive offices)        (Zip Code)

                                 (716) 691-6333
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)





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Item 1.           Changes in Control of Registrant
                  --------------------------------

         (b) On July 15, 1997, International Imaging Materials, Inc., a Delaware corporation (the "Company"), PAXAR Corporation, a New York corporation ("PAXAR"), and Ribbon Manufacturing, Inc., a Delaware corporation and a wholly owned subsidiary of PAXAR ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), upon and subject to the terms and conditions of which Merger Sub will be merged (the "Merger") with and into the Company and the Company will become a wholly owned subsidiary of PAXAR. In the Merger, each issued and outstanding share of the common stock of the Company will be converted into the right to receive between 1.2 and 1.412 shares of common stock of PAXAR. A copy of the Merger Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

         A copy of the Company's and PAXAR's joint press release dated July 16, 1997 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (c)      Exhibits.

        Number        Exhibit
        ------        -------

        2 Agreement and Plan of Merger, dated as of July 15, 1997, among PAXAR Corporation, Ribbon Manufacturing, Inc. and International Imaging Materials, Inc.

        99 Joint Press Release of PAXAR Corporation and International Imaging Materials, Inc., dated July 16, 1997.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERNATIONAL IMAGING MATERIALS, INC.



Dated: July 29, 1997              By:  /s/ Michael J. Drennan
                                     -------------------------------------------
                                         Michael J. Drennan
                                         Vice President-Finance, Treasurer,
                                           Secretary and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit Description
------            -------------------

2 Agreement and Plan of Merger, dated as of July 15, 1997, among PAXAR Corporation, Ribbon Manufacturing, Inc. and International Imaging Materials, Inc.

99 Joint Press Release of PAXAR Corporation and International Imaging Materials, Inc., dated July 16, 1997.




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